UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W., WASHINGTON, DC	20006-2401

(Address of principal executive offices)	(Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2004 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Directors:

Juan Gallardo T. — Chairman

Philip Caldwell

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Emilio Carrillo Gamboa

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance

Vice President,

Chief Compliance Officer

Eduardo Solano — Investor Relations

Vice President

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.A. de C.V.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

Independent Registered Public Accounting Firm —

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

Annual Report

October 31, 2004

www.themexicofund.com

The Mexico Fund, Inc.

Annual Report

October 31, 2004

Highlights

•	The Fund’s 2004 fiscal year ended October 31, 2004.

•	The Fund concluded successfully, just prior to the end of the fiscal year, a transferable rights offering transaction. The Fund issued 4,694,962 new shares for a new total of 18,719,848 shares outstanding. The offering generated $74.7 million of additional net assets for investment by the Fund.

•	During this period, the Fund’s market price and net asset value (NAV) per share registered a total return of 29.1% and 39.8%, respectively, exclusive of the dilutive effect of the rights offering, while the IFCG Mexico and IPC indices increased 40.7% and 37.4%, respectively. The lower performance of the Fund’s market price per share compared to that of the NAV per share and the stock market indices may be explained by a temporary market reaction to the rights offering transaction concluded at the end of this period.
•	At the Fund’s fiscal year end, the discount between the Fund’s market price and NAV per share was 14.9%.

•	The Fund expects to commence its next periodic repurchase offer in January 2005. Participation in the Fund’s in-kind periodic repurchase offers is not mandatory. The repurchase offers are not part of a plan to liquidate the Fund and its shares continue to be traded on the New York Stock Exchange (NYSE) during the Fund’s repurchase offers.

•	The Fund’s Board of Directors has declared a cash dividend of $0.7121 per share, payable on January 14, 2005 to stockholders of record on December 30, 2004. The dividend is composed of $0.1332 ordinary income, which includes $0.0926 of short-term capital gains and $0.5789 of long-term capital gains. No Mexican withholding tax will be applied in this dividend.

•	The Mexican gross domestic product (GDP) increased 4.4% during the third quarter of 2004.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We are pleased to present to you the Fund’s 2004 Annual Report. During this fiscal year, your Fund successfully concluded a rights offering transaction which generated additional assets to permit the Fund to capitalize further on its efforts to invest incremental portions of the Fund’s assets in attractive growth-oriented businesses, including but not limited to small- and medium-capitalization companies, and to benefit from anticipated market developments. This strategy, together with a growing Mexican equity market, has resulted in positive returns for our stockholders. In this report, we summarize the period’s prevailing economic and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic Environment

According to official sources, Mexico’s gross domestic product (GDP) increased 4.4% during the third quarter of 2004, and 4.0% during the first nine months of 2004, compared with the same periods of 2003. During the third quarter of 2004, the most dynamic sectors of the economy were transportation, up 9.3%; construction, up 5.9%; manufacturing industry, up 5.0%; commerce, restaurants and hotels, up 4.9%; and financial services, up 4.4%. Electricity, gas and water increased 2.8%, and personal services and mining increased 2.0% and 1.6%, respectively. The only sector of the economy that declined was the primary sector, composed of agriculture, fishery and livestock, which decreased 1.3%, due to lower cultivated areas during the spring-fall season. Economists surveyed by the Mexican Central Bank estimate that the Mexican GDP will increase 4.1% during 2004 and 3.8% during 2005.

Mexico’s inflation rate has been affected by several factors, including the significant increase in the international price of oil and the price volatility of certain agricultural products, which resulted in a 5.4% inflation rate for the year ended October 31, 2004. For the end of 2004, the Central Bank had estimated a target inflation rate of 3%, ±1% as a margin of error to accommodate external factors. However, this target is not expected to be achieved and the inflation rate most likely will be around 5.4% at the end of 2004. The Central Bank has restricted its monetary policy, and is expected to continue doing so, in an attempt to mitigate the effect of inflationary pressures. As a consequence of this restricted liquidity, domestic short-term interest rates responded to higher inflation levels and increased from 4.9% at the end of October 2003 to 8.0% at the end of October 2004. Analysts estimate that inflation and interest rates will be relatively stable during next year, as these are expected to be 5.2% and 8.6%, respectively, at year-end 2005.

The Mexican currency market has also experienced some volatility during this fiscal year; the exchange rate of the Mexican peso against the US dollar increased 4.4%, from Ps. 11.05 to Ps. 11.54. The Central Bank continues implementing a free-floating exchange rate policy, with only minor market interventions aimed at reducing the rate of growth of international currency reserves, which amounted to $58.1 billion at the end of October 2004.

According to preliminary figures published by the Mexican authorities, Mexico’s trade balance registered a deficit of $574 million during September 2004, which resulted in a trade balance deficit of $3.46 billion during the first nine months of 2004, 14.8% higher than during the same period of 2003. During the first nine months of 2004, Mexican exports increased by 14.9% to $139.1 billion, and within this, oil exports expanded 23.5% and non-oil exports by 13.8%. At the same time, total imports increased 14.9% to $142.5 billion, and within these, consumer goods increased by 15.9%, intermediate goods by 15.6% and capital goods by 9.7%.

Mexico’s sovereign debt risk, measured by the difference between the yields paid by Mexican public sector debt instruments traded abroad and that of US treasury bills, declined to a historical minimum level of 166 basis points during the third week of April 2004. Since then, and in parallel to the increase experienced by inflation and domestic interest rates, Mexico’s sovereign debt risk increased to 183 basis points at the end of October 2004, but has again declined to 170 basis points as of mid-November 2004, one of the lowest levels of Latin America. A significant related event that occurred during this fiscal year was the beginning of regular auctions of Mexico’s 20-year government bonds, denominated in Mexican pesos, at a fixed interest rate, which at the end of this fiscal year was 10.5%. These events reflect the positive sentiment of domestic and international investors towards Mexican debt instruments as a result of optimistic expectations about the Mexican economic environment.

Management Discussion of Fund’s Performance & Portfolio Strategy

During this fiscal year, the Fund’s market price per share registered a total return of 29.1%, increasing to $18.65 and the NAV per share1 registered a total return of 39.8%, increasing to $21.92, exclusive of the dilutive effect of the rights offering. At the same time, the IFCG Mexico, the Bolsa IPC and the Morgan Stanley Capital International indices for Mexico increased 40.7%, 37.4% and 33.6%, respectively. The total volume of Fund shares traded during this fiscal year was 10.27 million, compared with 18.72 million shares outstanding at the end of this period, when the Fund’s net assets amounted to $410.37 million. The lower performance of the Fund’s market price per share compared to that of

[1]	These performance figures have been calculated using adjustment factors necessary because of the dilutive effect of the rights offering transaction concluded at the end of this fiscal year, as the subscription price of the offer was lower than the NAV per share and offering expenses were incurred.

the NAV per share and stock market indices was primarily generated at the end of this fiscal year, when the rights offering transaction was concluded, which could have been a temporary market reaction to the offering. Although the Fund cannot provide any assurances regarding future results, the Fund’s market price and NAV have continued to improve since the expiration of the rights offering, with the shares trading at $21.35 per share on December 14 and an NAV on the same date of $24.50.

The two Mexican companies that most contributed to the increase in the Fund’s NAV during this fiscal year were América Móvil and América Telecom, which together represent 16.1% of the Fund’s net assets as of October 31, 2004. These two firms are the operating companies of a holding company dedicated to providing telecommunications services in Mexico and Latin America. Their market prices increased 84% and 119%, respectively. Another important contributor to the Fund’s NAV performance was Grupo México, a mining company whose market price increased 134% and represents 3.1% of the Fund’s net assets at fiscal year-end. The Adviser will continue seeking similar attractive investment opportunities in its efforts to provide the Fund with the best possible relative performance against its benchmarks.

During this fiscal year, another contributing factor to the increase in the Fund’s NAV per share was the Fund’s investments in attractive and growth-oriented small- and medium-capitalization companies. Of relevant importance are the following two Fund investments in the housing sector: Corporación Geo, which represents 3.8% of the Fund’s net assets and whose market price increased 45.9%; and Urbi Desarrollos Urbanos, which represents 1.4% of the Fund’s net assets and whose market price increased 36.6% since its initial public offering in May 2004. These companies are dedicated mostly to the construction of affordable and middle-income housing, as Mexico has a significant housing deficit which offers attractive growth potential for these firms.

Of the 37 equity securities in the Fund’s portfolio at the end of October 2004, only two experienced market price declines during this fiscal year. These companies were: Consorcio ARA (housing), which represents 2.3% of the Fund net assets and whose market price decreased 2.0%; and Grupo Desc (conglomerate), which represents 0.5% of Fund net assets and whose market price decreased 15.6%.

The Fund’s Investment Adviser continues to believe that, despite the recent significant increase of the Mexican Stock Exchange Index to new historical maximum levels, the current market valuations continue to be relatively low and represent attractive investment opportunities. Listed companies reported strong financial results during the third quarter of calendar 2004, which surpassed the estimates of analysts. During the first nine months of 2004, and compared with the same period of 2003, sales of listed companies increased 16.1%, EBITDA2 increased 23.5% and net income grew 75.0%. As a result of these positive figures, the average Price Earnings Ratio (PER) of the market declined from 18.9 times at the end of September 2004, to 15.3 times at the end of October 2004, once the third quarter reports were incorporated.

The discount between the Fund’s market price and NAV ended October 2004 at 14.9%, compared with 11.5% one year earlier. Although this increase may be a temporary reaction of the Fund’s market price per share to the rights offering transaction recently concluded by the Fund (see below), the Board of Directors continues to monitor closely the Fund’s discount levels and believes that the Fund’s periodic in-kind repurchase offers continue to be an effective measure to contain the discount and allow stockholders the opportunity to have additional liq-

[2]	Earnings before interests, taxes, depreciation and amortization.

uidity at a price near the NAV per share. The discount reduced to 12.9% as of December 14, 2004.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets. The 19.4% investment in short-term securities as of October 31, 2004 represents the proceeds obtained from the rights offering and received by the Fund on October 29, 2004.

Rights Offering

The Fund successfully concluded its rights offering transaction on October 29, 2004, which resulted in approximately $74.7 million of additional net assets available for investments by the Fund. The Fund issued one right per every share held on the record date, September 24, 2004, and three rights were required to subscribe for one additional share at a price of $16.65. The rights were transferable and a total of 5.7 million rights traded on the NYSE from September 21, 2004 through October 21, 2004. The Fund issued 4,694,962 additional shares of common stock, resulting in a new total of 18,719,848 shares outstanding.

An important component of the rights offering rationale was that, in April 2004, the Mexican authorities approved changes to the investment regime applicable to the private pension funds of Mexico (Afores). It is anticipated that by mid-January of 2005, up to 15% of the Afores’ assets may be invested in capital-protected equity-indexed notes and directly in the equity market for hedging purposes. Total assets managed by the Afores today amount to around $40 billion. Investments by Afores in equity securities may have a positive effect on the equity market and could be the beginning of a trend by the Afores towards additional exposure to the Mexican equity market.

Declaration of Dividend

The Fund’s Board of Directors has declared a cash dividend of $0.7121 per share, payable on January 14, 2005 to stockholders of record on December 30, 2004. The dividend is composed of $0.1332 ordinary income, which includes $0.0926 of short-term capital gains and $0.5789 of long-term capital gains. No Mexican withholding tax will be applied in this dividend.

Concentration Policy

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of April 2004, the only industry group that represented 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 86.5% of this industry group is comprised of stocks of telecommunications companies. At the end of April 2004, 30.6% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 43.8% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Periodic Repurchase Offer Authority

On March 6, 2002, the Fund announced the Board’s approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission, the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Fund is expected to commence its next in-kind repurchase offer in January 2005.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell

Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

Proxy Voting

Information is available about how the Fund voted proxies during the twelve-month period ending June 30, 2004, without charge, upon request, by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET) and on the SEC’s website at www.sec.gov. The Fund’s and the Fund’s Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com, or are available without charge, upon request, by calling Eduardo Solano at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET), and on the Fund’s website at www.themexicofund.com under the heading “Corporate Governance” and the SEC’s website at www.sec.gov.

Investor Relations; Reports to Stockholders

The Fund’s website presents the Fund’s market price and NAV per share on a same-day basis, the complete history of dividend distributions made by the Fund and provides a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s in-kind repurchase offers is available at the website section titled “Shareholder Information”. The website section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its investment adviser regarding transactions in Fund shares available at the Securities and Exchange Commission’s website. The Fund also has placed many Fund governance documents on the website under the section titled “Corporate Governance”, including the Fund’s Articles and By-laws and committee charters.

Starting with the third quarter in 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s complete Schedules of Investment and Statements of Assets and Financial Liabilities for the first and third quarters of its fiscal year are also available electronically on the Fund’s website at “Quarterly Report.” The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information regarding which may be obtained by calling 1-800-SEC-0330). The Monthly Summary Report is published on the Fund’s website at section “Monthly Report”. Stockholders will receive printed versions of the Fund’s semi- and annual reports. This information is also available on the Fund’s electronic Form N-Q filings submitted to the SEC. Stockholders who desire to receive public reports and press releases regarding the Fund electronically upon their dissemination by the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s web site is a useful resource for information and we will continue working to improve it.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Stockholders may also direct any concerns regarding financial information to this e-mail address. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Sincerely yours,

José Luis Gómez Pimienta	Juan Gallardo T.
President	Chairman of the Board

December 20, 2004

Directors’ and Officers’ Biographical Data (as of November 1, 2004)

Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
José Luis Gómez Pimienta*,† Aristóteles 77, 3rd Floor Col. Polanco 11560 Mexico, D.F. México Age: 64	President of the Fund; Class II Director	Term expires 2007; Director since 1989	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989.
Mr. Gómez Pimienta has been Chairman of the Board of the
			Fund’s investment adviser, Impulsora del Fondo México, since 1987 and CEO since 1981.	Director (since 1997) and member of the Executive Committee (since 1998) and the Audit Committee (since 2003) of the Bolsa Mexicana de Valores (Mexican Stock Exchange)

*	Director is an “interested director” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Investment Adviser.
†	Alternate member of Valuation Committee.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Philip Caldwell†† c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 84	Class I Director	Term expires 2006; Director since 1991	Mr. Caldwell was Chairman and Chief Executive Officer of Ford Motor Company from 1979 to 1985 succeeding Henry Ford II. He was the first non-Ford family member to lead the company. From 1953 to 1990, he served in a wide variety of domestic and international executive positions at Ford and was Director from 1973 to 1990. From 1985 until 1998, Mr. Caldwell was a Director and Senior Managing Director of Lehman Bros. Inc. and its predecessor, Shearson Lehman Bros. Inc. and its predecessor, Shearson Lehman Brothers Holdings, Inc. From 1986 until 1999, Mr. Caldwell was a Director of American Guaranty & Liability Insurance Company.	Director, Mettler-Toledo International, Inc. (scales and weighing instruments); Director, Waters Corporation (scientific instruments); Director, Russell Reynolds Associates, Inc. (executive recruitment)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Juan Gallardo T.†† Monte Cáucaso 915 4th Floor Col. Lomas de Chapultepec 11000 México, D.F. México Age: 56	Chairman of the Board, Class III Director	Term expires 2005; Director since 1985	Mr. Gallardo is Chairman of the Fund’s Board of Directors. Over the last decade he has been extensively involved in the negotiation of the North American Free Trade Agreement (NAFTA) among the United States, Canada and Mexico, and free trade agreements between Mexico and Israel and the European Union. Mr. Gallardo also serves as Chairman of the Board of Grupo Embotelladoras Unidas, S.A. de C.V., a bottling company, since 1986; and Vice Chairman of Home Mart de México, S.A. de C.V., a retailer, since 1995.	Director, Nadro, S.A. de C.V. (pharmaceutical retail); Director, Grupo México, S.A. de C.V. (mining); Director, Caterpillar Inc. (construction equipment); Director, Intercon, S.A. de C.V. (diversifying holding company); Director, Lafarge (French cement company); Member of the International Advisory Board of Textron, Inc.; Member, Consejo Mexicano de Hombres de Negocios A.C. (Business Roundtable of Mexico)

Emilio Carrillo Gamboa†† Blvd. Manuel Avila Camacho No. 1, Ste. 605 011009 México, D.F. México Age: 67	Class III Director	Term expires 2005; Director from 1981-1987 and since 2002

Mr. Carrillo Gamboa served as a Director of the Fund from inception of the Fund in 1981 to 1987. He resigned as Director in 1987 to become Mexico’s Ambassador to Canada. Mr. Carrillo Gamboa was reelected as a Director of the Fund in 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many prestigious Mexican charitable organizations.

Chairman of the Board; Empresas Holcim-Apasco (cement company); Director, ICA (construction company); Director, Grupo Modelo, S.A. de C.V. (beer brewing); Director, Grupo Mexico S.A. de C.V. (copper mining and rail transportation); Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, San Luis Corporación, S.A. de C.V. (automotive parts); Director, Southern Peru Copper Corporation (copper mining); Director, Gasoductos de Chihuahua, S. de R.L. de C.V. (public utility-gas transportation); Secretary and Director, Innova, S. de R.L. de C.V. and subsidiaries; Director, Bank of Tokyo Mitsubishi (Mexico) S.A. de C.V. (banking)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Claudio X. González†† Lagrange 103 Piso 3 Colonia Los Morales 11510 México, D.F. México Age: 70	Class II Director	Term expires 2007; Director since 1981	Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board and Chief Executive Officer of Kimberly-Clark de México S.A. de C.V. since 1973. Mr. González is also on the Board of Directors of several prominent U.S. and Mexican companies, including General Electric Co.	Chairman of the Board, Chief Executive Officer and Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, General Electric Co. (industrial and financial products); Director, Investment Company of America (investment fund); Director, Kellogg Co. (food products); Director, Home Depot (home improvement); Director, Grupo Alfa, S.A. de C.V. (conglomerate); Director, Grupo Carso, S.A. de C.V. (holding company); Director, Grupo México, S.A. de C.V. (copper mining and rail transportation); Director, America Movil, S.A. de C.V. (telecommunications); Director, Grupo Financiero Inbursa (investment and banking); Director, Televisa (broadcasting)

Robert L. Knauss†† P.O. Box 40 5580 F.M. 1697 Burton, TX 77835 Age: 73	Class II Director	Term expires 2007; Director since 1985	Mr. Knauss served as Chairman of the Board and Principal Executive Officer of Philips Services Corp.** (industrial services) (2002-2003) and also served as Chairman of the Board and Chief Executive Officer of Baltic International USA, Inc. (investments) (1994-2003). During the past twenty years Mr. Knauss has served on the boards of seven public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.	Director, Equus Ltd. II (investments); Director, XO Communications, Inc. (telecommunications)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Jaime Serra Puche†† Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 53	Class I Director	Term expires 2006; Director since 1997

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government.

Formerly, Dr. Serra was a Weinberg Visiting Professor at Princeton University, Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Grupo Ferroviario Mexicano, S.A. de C.V. (railways); Director, Regional Market Makers, Inc. (procurement company); Director, Tenaris (tube producer); Director, Chiquita Brands, Inc. (fruit producer); Director, Grupo Modelo, S.A. de C.V. (beer brewing); Co-Chairman, President’s Council on International Activities of Yale University

*	There are no other funds in the Fund Complex.
**	Philips Services Corp. and Seitel, Inc. commenced reorganization proceedings under Chapter 11 of the United States Bankruptcy Code in 2003.
††	Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Samuel García-Cuéllar Creel, García-Cuéllar y Müggenburg, S.C., Paseo de los Tamarindos 60 – 3er piso Bosques de las Lomas 05120 México, D.F. México Age: 62	Secretary	Since 1981	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar y Müggenburg, S.C., Mexican counsel to the Fund; Director, Mercado Mexicano de Derivados (futures and options) (since 2001); Director, GE Capital Bank, S.A. Institución de Banca Múltiple, GE Capital Grupo Financiero (bank) (since 2002); Director, GE Capital Grupo Financiero (financial group) (since 2002)

Officers Who Are Not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 36	Treasurer (formerly, Vice President of Finance)	Since 2002 From 1999 to 2002	Mr. Osorio currently serves as Director of Finance of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V. and has been an employee of the Adviser since 1991

Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 61	Vice-President of Corporate Governance and Chief Compliance Officer (formerly, Treasurer)	Since 2002 From 1992 to 2002	Mr. Woodworth has served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V., as well as Deputy Director of the Adviser since 1981

Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 36	Investor Relations Vice President	Since 1997	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V. since 1997 and has been an employee of the Adviser since 1991

Sander M. Bieber 1775 I Street, N.W. Washington, DC 20006 Age: 54	Assistant Secretary	Since 1989	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors

The Mexico Fund, Inc.

Schedule of Investments as of October 31, 2004

Industries		Shares Held	Common Stock (81.28%)	Series	Value (Note 1)	Percent of Net Assets
Cement Industry		3,251,930	Cemex, S.A. de C.V.	CPO	$18,791,810	4.58%
		3,512,700	Grupo Cementos de Chihuahua, S.A de C.V.	*	6,849,445	1.67

					25,641,255	6.25
Communications		5,635,600	América Móvil, S.A. de C.V.	A	12,331,996	3.01
		13,752,800	América Móvil, S.A. de C.V.	L	30,356,514	7.40
	(a)	9,734,700	América Telecom, S.A. de C.V.	A1	23,528,970	5.73
	(a)	7,578,100	Carso Global Telecom, S.A. de C.V.	A1	11,657,100	2.84
		4,889,600	Grupo Televisa, S.A.	CPO	13,462,396	3.28
		5,635,300	Teléfonos de México, S.A. de C.V.	A	9,616,003	2.34

					100,952,979	24.60
Construction	(a)	16,736,100	Empresas ICA, Sociedad Controladora, S.A. de C.V.	*	5,845,089	1.42
Financial Groups		2,014,200	Grupo Financiero Banorte, S.A. de C.V.	O	9,460,927	2.31
		7,564,500	Grupo Financiero Inbursa, S.A. de C.V.	O	12,645,741	3.08

					22,106,668	5.39
Food and Beverages		997,400	Coca Cola Femsa, S.A. de C.V.	L	2,006,210	0.49
		2,749,499	Fomento Económico Mexicano, S.A. de C.V.	UBD	12,147,453	2.96
		4,667,600	Gruma, S.A. de C.V.	B	9,303,648	2.27
		2,282,900	Grupo Bimbo, S.A. de C.V.	A	5,141,916	1.25
		266,100	Grupo Continental, S.A.	*	415,097	0.10
		2,453,100	Grupo Modelo, S.A. de C.V.	C	6,286,348	1.53

					35,300,672	8.60
Holding Companies		3,422,000	Alfa, S.A. de C.V.	A	13,300,693	3.24
	(a)	1,391,500	Corporación Interamericana de Entretenimiento, S.A. de C.V.	B	3,271,635	0.80
	(a)	8,401,766	Desc, S.A. de C.V.	B	2,213,482	0.54
		1,727,400	Grupo Carso, S.A. de C.V.	A1	8,215,592	2.00
		4,312,400	Grupo Imsa, S.A. de C.V.	UBC	10,479,218	2.55
	(a)	1,979,500	Grupo Sanborns, S.A. de C.V.	B-1	3,156,495	0.77
		4,924,500	Vitro, S.A.	A	4,395,732	1.07

					45,032,847	10.97
Housing	(a)	3,581,800	Consorcio ARA, S.A. de C.V.	*	9,576,092	2.33
	(a)	10,062,600	Corporación Geo, S.A. de C.V.	B	15,775,408	3.84
	(a)	1,514,500	Desarrolladora Homex, S.A. de C.V.	*	4,707,957	1.15
	(a)	3,077,000	Sare Holding, S.A. de C.V.	B	1,887,959	0.46
	(a)	1,519,900	Urbi Desarrollos Urbanos, S.A de C.V.	*	5,662,579	1.38

					37,609,995	9.16
Mining Industry	(a)	3,115,651	Grupo México, S.A. de C.V.	B	12,868,700	3.14
Pulp and Paper		1,268,980	Kimberly-Clark de México, S.A. de C.V.	A	3,796,273	0.93
Retail Stores		996,200	Alsea, S.A. de C.V.	*	1,927,823	0.47
		3,915,600	Controladora Comercial Mexicana, S.A. de C.V.	UBC	4,211,162	1.03
		6,197,842	Wal-Mart de México, S.A. de C.V.	V	20,276,327	4.94

					26,415,312	6.44
Service		3,652,300	Grupo Aeroportuario del Sureste, S.A. de C.V.	B	8,447,863	2.06

The Mexico Fund, Inc.

Schedule of Investments as of October 31, 2004

Industries		Shares Held	Common Stock — (Continued)	Series	Value (Note 1)	Percent of Net Assets
Steel	(a)	3,209,392	Hylsamex, S.A. de C.V.	B	$7,020,110	1.71%
	(a)	1,140,913	Hylsamex, S.A. de C.V.	L	2,496,581	0.61

					9,516,691	2.32
			Total Common Stock (Identified Cost — $182,117,565)		$333,534,344	81.28%

Securities			Short-Term Securities (19.39%)
Repurchase Agreements			BBVA Bancomer, S.A., 7.75%, dated 10/29/04, due 11/01/04 repurchase price $79,639,921, collateralized by Bonos de Protección al Ahorro. Value of collateral $79,586,889		79,588,522	19.39
			Total Short-Term Securities (Identified cost — $79,588,522)		79,588,522	19.39
			Total Investments (Identified cost — $261,706,087)		413,122,866	100.67
			Liabilities in Excess of Other Assets		(2,749,617)	(0.67)

			Net Assets Equivalent to $21.92 per share on 18,719,848 shares of capital stock outstanding (Note 5)		$410,373,249	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of October 31, 2004

Assets:
Investments:
Securities, at value:
Common stock (identified cost — $182,117,565)	$333,534,344
Short term securities (identified cost — $79,588,522)	79,588,522

Total investments (identified cost — $261,706,087)		$413,122,866
Cash		1,033
Interest receivable		51,401
Prepaid expenses		59,949

Total assets		413,235,249

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)		361,795
Accrued expenses and other liabilities		504,473
Payables for securities purchased		1,995,732

Total liabilities		2,862,000

Net Assets — Equivalent to $21.92 per share on 18,719,848 shares of capital stock outstanding		$410,373,249

Composition of Net Assets:
Common Stock		$18,719,848
Additional paid-in capital		232,050,570
Accumulated net investment income		760,420
Undistributed net realized gain on investments		7,435,662
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		151,406,749

		$410,373,249

See Notes to Financial Statements.

The Mexico Fund, Inc.
Statement of Operations	For the Year Ended October 31, 2004

Net Investment Income:
Income:
Dividends	$5,156,916
Interest	378,076

Total income		$5,534,992
Expenses:
Investment advisory fee	2,982,933
Value-added taxes	510,509
Legal fees	373,383
Administrative services	368,000
Directors’ fees	159,750
Audit and tax fees	134,882
Insurance	127,382
Printing, distribution and mailing of stockholder reports	108,865
Directors’ and Officers’ expenses	97,834
Stockholders’ information	62,050
Custodian fees	49,592
Miscellaneous	46,031
Stock exchange fees	25,000
Transfer agent and dividend disbursement fees	21,000

Operating expenses		5,067,211

Net investment income		467,781
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	25,363,098
Net realized loss from foreign currency transactions	(395,837)

Net realized gain on investments and foreign currency transactions		24,967,261
Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized gain on investments	76,194,149
Decrease in net unrealized gain on translation of assets and liabilities in foreign currency	(22,135)

Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency		76,172,014

Net Increase in Net Assets Resulting from Operations		$101,607,056

See Notes to Financial Statements.

The Mexico Fund, Inc. Statement of Changes in Net Assets	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$467,781	$363,543
Net realized gain on investments and foreign currency transactions	24,967,261	15,506,193
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency	76,172,014	42,490,950

Net increase in net assets resulting from operations	101,607,056	58,360,686
Dividends to stockholders from net investment income	—	(7,216,888)
Dividends to stockholders from net realized gain on investments	(4,755,251)	(21,347,970)

	96,851,805	29,795,828

From Capital Share Transactions:
Net increase in capital stock (Note 5)	74,696,617	14,775,992
Repurchase of stock, at cost (Note 7)	(30,937,417)	(83,573,016)

	43,759,200	(68,797,024)

Total increase (decrease) in net assets	140,611,005	(39,001,196)
Net Assets:
Beginning of year	269,762,244	308,763,440

End of year (including undistributed net investment income of $760,420 and $0, respectively)	$410,373,249	$269,762,244

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Year Ended October 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.36	$15.46	$18.98	$20.84	$19.57

Net investment income (Note 1)*	0.03	0.03	0.15	0.23	0.18
Net gain (loss) on investments and translation of foreign currency (Note 1)*	6.72	3.63	(1.30)	(2.31)	1.10

Total from investment operations	6.75	3.66	(1.15)	(2.08)	1.28

Less Dividends:
Dividends to stockholders from net investment income	—	(0.45)	(0.13)	(0.13)	(0.19)
Dividends to stockholders from net realized gain on investments	(0.31)	(1.34)	(2.67)	(0.05)	—

Total dividends	(0.31)	(1.79)	(2.80)	(0.18)	(0.19)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.01	0.06	0.43	0.40	0.18
Capital charge resulting from issuance of fund shares	(1.89)	(0.03)	—	—	—

Total capital share transactions	(1.88)	0.03	0.43	0.40	0.18

Net asset value, end of period	$21.92	$17.36	$15.46	$18.98	$20.84

Market value per share, end of period	$18.65	$15.36	$14.58	$16.70	$15.81

Total investment return based on market value per share**	27.39%	22.49%	2.14%	6.64%	11.82%

Ratios to Average Net Assets:
Gross Expenses	1.64%	1.92%	1.46%	1.07%	0.96%
Expenses, net of reimbursement	1.64%	1.92%	1.37%	1.07%	0.96%
Net investment income, net of expense reimbursement	0.15%	0.15%	0.83%	1.12%	0.78%

Supplemental Data:
Net assets at end of period (in 000’s)	$410,373	$269,762	$308,763	$862,977	$1,022,136
Portfolio turnover rate	26.84%	28.99%	43.36%	29.69%	22.27%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the registrant’s shares on the dividend/distribution date. If the fiscal 2003 distribution were taken in stock, which was issued at $12.08 per share, the total return would have been 20.99% for that year. For fiscal 2004, the total return was calculated assuming a sale of the rights received on September 22, and reinvested in stock at the closing market price of that date.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements —

October 31, 2004

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received stockholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2004 was Ps. 11.5390 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment advisor monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2004 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions, are distributed annually to stockholders.

The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations; (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 30% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.A. de C.V. (the “Adviser”), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Prior to April 29, 2003, the Fund paid to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million. On April 28, 2003, Fund stockholders approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting April 29, 2003, the Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through March 31, 2005. The Fund pays to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000. Beginning with the Stock Repurchase Program that commenced on October 10, 2002, the Adviser receives a fee of $75,000 per repurchase offer made by the Fund under the program.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were as follows:

Purchases
Common Stock	$80,704,017

Total Purchases	$80,704,017

Proceeds from Investments Sold
Common Stock	$113,575,155

Total Sales	$113,575,155

Included in proceeds from investments sold, is $28,764,959 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $11,264,223. Pursuant to a private letter ruling from the Internal Revenue Service, granted to the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassed from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

5.	Capital Stock:

At October 31, 2004, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 18,719,848 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise.

On December 5, 2002, the Board of Directors declared a stock dividend of $28,564,858. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend, therefore on January 28, 2003 the Fund issued 1,223,179 shares, which amounted to $14,775,992.

In connection with a rights offering by the Fund, stockholders of record on September 24, 2004 were issued one transferable right for each share of common stock owned. The rights entitled the holders to purchase one new share for every three rights held at a subscription price equal to 90% of the lower of (i) the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the expiration date (October 22, 2004) and the four preceding trading days and (ii) the net asset value per share on the expiration date. On October 29, 2004, the Fund issued 4,694,962 shares of common stock at $16.65 per share. Rights offering costs of $590,000 ($0.03 per share) and dealer manager commissions of $2,933,245 ($0.16 per share) were charged to paid in capital of common stockholders resulting in net proceeds to the Fund of $74,696,617. The net asset value per share of the Fund’s common stockholders was reduced by approximately $1.89 per share as a result of this issuance, which includes the effect of the dealer manager commissions and rights offering costs.

6.	Distributions to Stockholders:

The tax character of distributions paid during the fiscal year ended October 31, 2004 and October 31, 2003 were as follows:

	2004	2003
Distributions paid from:
Ordinary income	$—	$7,216,590
Long term capital gains	4,755,251	21,348,268

Total distributions paid	$4,755,251	$28,564,858

As of October 31, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains	$10,835,957
Undistributed ordinary income	2,493,881
Unrealized appreciation	146,272,993

Total accumulated earnings	$159,602,831

At October 31, 2004, the cost of investments for federal income tax purposes was $266,839,838. Gross unrealized appreciation of investments was $148,711,281 and gross unrealized depreciation of investments was $2,428,253 resulting in net unrealized appreciation on investments of $146,283,028 excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Program:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the years ended October 31, 2003 and 2004 were as follows:

An offer for up to 100% of the Fund’s outstanding shares commenced on October 10, 2002 and expired on October 31, 2002. The amount paid for redeemed shares was 98% of the Fund’s net asset value on November 14, 2002, was paid on November 19, 2002 and was recorded in November for financial statements purposes. A total of 4,037,736 shares participated in the offer, equivalent to a total repurchase price of $60,478,026, including $250,000 of expenses related to the offer.

The next offer was limited to 5% of the Fund’s outstanding shares, commenced on December 3, 2002 and expired on January 22, 2003. The amount paid for redeemed shares was 98% of the Fund’s net asset value on January 29, 2003 and was paid on February 3, 2003. A total of 1,171,565 shares participated in the offer, of which 796,569 were repurchased by the Fund equivalent to a total repurchase price of $9,923,807, including $210,964 of expenses related to the offer.

The next offer was limited to 5% of the Fund’s outstanding shares, commenced on June 30, 2003 and expired on July 21, 2003. The amount paid for redeemed shares was 98% of the Fund’s net asset value on July 24, 2003 and was paid on July 29, 2003. A total of 1,601,423 shares participated in the offer, of which 817,896 were repurchased by the Fund equivalent to a total repurchase price of $13,171,183, including $263,363 of expenses related to the offer.

The next offer was limited to 5% of the Fund’s outstanding shares, commenced on December 19, 2003 and expired on January 13, 2004. The amount paid for redeemed shares was 98% of the Fund’s net asset value on January 20, 2004 and was paid on January 27, 2004. A total of 1,765,196 shares participated in the offer, of which 777,001 were repurchased by the Fund equivalent to a total repurchase price of $15,589,528, including $235,000 of expenses related to the offer.

The next offer was limited to 5% of the Fund’s outstanding shares, commenced on July 13, 2004 and expired on August 3, 2004. The amount paid for redeemed shares was 98.25% of the Fund’s net asset value on August 10, 2004 and was paid on August 17, 2004. A total of 2,295,107 shares participated in the offer, of which 738,148 were repurchased by the Fund equivalent to a total repurchase price of $15,347,889, including $237,925 of expenses related to the offer.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

The Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended October 31, 2001, were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on those highlights in their report dated November 16, 2001.

PricewaterhouseCoopers LLP

New York, New York

November 30, 2004

Tax Information (Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $5,665,825 as long term capital gain distributions made during the fiscal year ended October 31, 2004, subject to the maximum tax rate of 15%. Of this amount $4,755,183 was attributable to gains from the fiscal year ended October 31, 2003.

Item 2. Code of Ethics.

(a) The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003 applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B) full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C) compliance with applicable governmental laws, rules and regulations;

(D) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E) accountability for adherence to the Code of Ethics.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Corporate Governance.”

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Robert L. Knauss qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Knauss is a member of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees		Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2003	$87,300		$0	$27,920	$0
Fiscal Year 2004	$147,500	(1)	$0	$17,500	$0

(1) Includes $45,000 relating to the Fund’s recent rights offering.

All fees described above were pre-approved by the Registrant’s Audit Committee.

(e)(1) Below are the Registrant’s Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. (“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Fund’s Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as “Service Affiliates”) if the engagement for such entities relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

Services”).2 At this time, the Fund has only one Service Affiliate, Impulsora del Fondo México, sa de cv (“Impulsora”) so references to Service Affiliates throughout the procedures encompasses only Impulsora at this time.

The following policies and procedures govern the ways in which the Fund’s Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

[2]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.
[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for Impulsora, as well as non-audit services for the Fund.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the “Standard for Pre-Approval”). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by- Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.	The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of Impulsora, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for Impulsora, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to Impulsora; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or Impulsora, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;

2.	Any entity controlling, controlled by the Fund’s investment manager or investment adviser, and any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Investment Company Complex Entities.”

Impulsora del Fondo México, sa de cv

The following services may not be provided by the Fund’s Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

•	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

•	Preparing an Investment Company Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

•	Preparing or originating source data underlying an Investment Company Complex Entity’s financial statements.

2.	Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity’s information system or managing an Investment Company Complex Entity’s local area network.

•	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity’s financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity’s financial statements.

6.	Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7.	Human resources. Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•	recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services. Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

•	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

•	executing a transaction to buy or sell an audit client’s investment; or

•	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9	Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity’s legal representative, for the purpose of advocating an Investment Company Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

Adopted: June 2003

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, sa de cv, as Investment Adviser and Administrator to the Fund.

Item 4 (cont’d)

(e) (2) All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f)	Not applicable.

(g)	None

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant except for Mr. José Luis Gómez Pimienta.

Item 6. Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND PROCEDURES

I. Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”)4 and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

II. Definitions

A. “Best interests of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III. Delegation of Responsibility for Proxy Voting

A. The Fund’s Board annually evaluates its Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of the Fund’s investment adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with the its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV. Conflicts of Interest

A. The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V. Disclosure of Policy or Description/Proxy Voting Record

A. The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. The Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003

Below are the proxy voting policies and procedures of the Fund’s investment adviser.

IMPULSORA DEL FONDO MÉXICO, sa de cv

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, sa de cv (the “Adviser”), has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”)(to the extent that the Fund is the Adviser’s only client at this time) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II. Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III. Policies (Principles)

A. The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B. The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

C. The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D. In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E. If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV. Proxy Voting Procedures

A. The Adviser’s Compliance Officer (“Contralor Normativo”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio. The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B. The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C. The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D. The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E. If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F. The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V. Disclosure

A. The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B. The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C. Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI. Records

A. The Adviser will maintain records of all proxies voted.

B. As required by Rule 204-2(c ), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII. Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII.	Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period from April 30, 2004 to October 31, 2004	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
May 1, 2004 to May 31, 2004	0	0	0	0
Month # 2
June 1, 2004 to June 30, 2004	0	0	0	0
Month # 3
July 1, 2004 to July 31, 2004	0	0	0	0
Month # 4
August 1, 2004 to August 31, 2004	738,148	$20.47	738,148	738,148	(A)
Month # 5
September 1, 2004 to September 30, 2004	0	0	0	0
Month # 6
October 1, 2004 to October 31, 2004	0	0	0	0

(A)	On July 13, 2004, the Fund offered to repurchase up to 5% of its outstanding shares (14,763,034) in kind at 98.25% of the Fund’s NAV as of August 10, 2004. The July 2004 Repurchase Offer expired at 5:00 p.m. on August 3, 2004. This Repurchase Offer is part of a fundamental policy of the Fund adopted pursuant to Rule 23c-3 of the Investment Company Act of 1940 to offer to repurchase in kind at least 5% of the Fund’s outstanding shares on an annual basis. For more information, see the Fund’s Annual Report in Item 1.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ José Luis Gómez Pimienta
Jose Luis Gómez Pimienta
President and Principal Executive Officer

Date: December 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: December 21, 2004

By*	/s/ Alberto Osorio
Alberto Osorio
Treasurer and Principal Financial Officer

Date December 21, 2004

*	Print the name and title of each signing officer under his or her signature.